UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Global Stock Fund	April 30, 2022
PRGSX	Investor Class
PAGSX	Advisor Class
TRGLX	I Class
T. ROWE PRICE Global Stock Fund

HIGHLIGHTS

■	The Global Stock Fund underperformed its benchmark, the MSCI All Country World Index Net, for the six-month reporting period, but outperformed the Lipper peer group average.

■	Underperformance was mainly due to stock selection in the industrials and business services and information technology sectors. Stock selection and an underweight in consumer staples also hurt relative returns. On the positive side, holdings in materials helped relative results, although an underweight position offset much of the positive results from stock selection. At the regional level, stock selection in North America hurt relative returns the most. No regions contributed on a relative basis.

■	In terms of positioning, our largest sector overweights at the end of the reporting period were in consumer discretionary and industrials and business services, while our largest underweight positions were in consumer staples and energy. At the regional level, we were overweight developed Europe and underweight North America.

■	We remain committed to our investment framework and to focusing on where we see improving economic returns in the future. We embrace being carefully contrarian, particularly in emerging markets, and are open-minded to new companies and ideas. We continue to stick to the fundamentals that have proved successful so far—identifying insights about improving economic returns in the future, being disciplined around what we pay for companies, embracing change, and using our imagination.

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*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

Market Commentary

Dear Shareholder

Global stock markets produced negative returns during the first half of your fund’s fiscal year, the six-month period ended April 30, 2022, while rising bond yields weighed on returns for fixed income investors. Fears concerning new coronavirus variants, rising interest rates, and soaring inflation caused bouts of volatility throughout the period. These concerns were compounded by Russia’s invasion of Ukraine in February, sending markets around the world into correction territory.

All major global and regional equity benchmarks receded during the period. Value shares extended their recent outperformance of growth stocks as equity investors turned risk averse. Although most sectors finished in the red, energy stocks registered exceptional returns as oil prices jumped in response to Russia’s invasion and the ensuing commodity supply crunch. A strong U.S. dollar weighed on returns for U.S. investors in most international markets. Across the style spectrum, developed markets held up better than emerging markets.

In November 2021, the emergence of the omicron variant of the coronavirus prompted worries about the economic outlook and the potential that a resurgence in cases could lead to further supply chain disruptions. While omicron variant trends and restrictions eased in most regions early in 2022, China continued to pursue a “zero-COVID” policy, resulting in large-scale lockdowns and industrial production disruptions.

In February 2022, markets were caught further by surprise when Russia launched a large-scale military offensive into Ukraine. The strong sanctions on Russia that followed raised concerns about supply chains that were already stressed by the coronavirus pandemic. On March 8, the White House announced that the U.S. was cutting off all oil imports from Russia. In response, oil prices surged to their highest level in a decade.

Concerns over inflation intensified over much of the period, driven in part by events in Ukraine and China. Along with supply chain problems, the release of pent-up demand for travel, recreation, and other services also pushed prices higher. In the U.S., consumer prices rose 8.5% in March versus the year before—the highest annual reading since December 1981—driven by accelerating energy and food prices.

Elevated inflation caused global monetary policy to take a hawkish turn. In the U.S., Federal Reserve officials began tapering the central bank’s monthly purchases of Treasuries and agency mortgage-backed securities in November. In March, the Fed approved its first interest rate hike in more than three years and signaled an accelerating pace of rate increases ahead. In Europe, the Bank of England raised its key interest rate three times in a row between December and March, while the European Central Bank indicated in March that it could end its asset purchase program as soon as the third quarter of 2022.

Bond indexes were broadly negative as yields rose across the Treasury yield curve amid surging inflation and expectations of aggressive monetary tightening. (Bond yields and prices move in opposite directions.) Investment-grade corporate bonds experienced significant losses, while municipal bonds suffered through their worst quarter in more than 40 years at the start of 2022 and finished the period lower. Late in the period, multiple portions of the Treasury yield curve inverted briefly, raising fears of a looming recession.

The challenges global markets face are complex and could drive market volatility for some time. Investors will be closely monitoring the Fed’s actions as the central bank attempts to use interest rate hikes to tame inflation without stifling economic growth. Meanwhile, the ongoing geopolitical and humanitarian crisis in Ukraine continues to disrupt supply chains, increase inflationary pressures, and dampen consumer confidence.

During challenging times like these, I am heartened by our firm’s long-term focus and time-tested investment approach. I also recognize that market volatility and sector rotation historically have presented very good opportunities for active investors. I remain confident in the ability of our global research organization to uncover compelling investment ideas that can help deliver superior long-term risk-adjusted performance as market conditions normalize.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

CEO and President

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

FUND COMMENTARY

How did the fund perform in the past six months?

The Global Stock Fund returned -22.79% in the six-month period ended April 30, 2022. The fund underperformed the MSCI All Country World Index Net benchmark, which returned -11.63%, but outperformed the Lipper Global Multi-Cap Growth Funds Average, which returned -24.15%. (Returns for the Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

From a sector perspective, the fund’s underperformance was mainly due to stock selection in the industrials and business services and information technology sectors. Stock selection and an underweight in consumer staples also hurt relative returns. On the positive side, holdings in materials helped relative results, although an underweight position offset much of the positive results from stock selection. At the regional level, stock selection in North America hurt relative returns the most. No regions contributed on a relative basis.

Within the industrials and business services sector, UK equipment rental company Ashtead detracted. Despite reporting favorable earnings results, shares declined as supply-side issues, inflation worries, and the prospect of lower overall economic growth dampened investor sentiment. We remain encouraged by the high quality of the business and are optimistic that Ashtead will continue to gain market share in its core segment, especially as the overall construction market starts to get back on track. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Within the information technology sector, our position in Block, formerly known as Square, detracted the most. Block is a mobile payment service provider focusing on small and mid-size merchants. Shares fell over the period on disappointing earnings results. Investor concerns about the potential for weakness in consumer spending given inflationary pricing pressures, along with ongoing pandemic-related headwinds, also pressured shares. We continue to believe that Block is on the right side of change over the long term as it grows both its small and mid-size business payment service via Square and its peer-to-peer banking capabilities through Cash App.

On the positive side, holdings in the materials sector aided relative performance, although an underweight position offset much of the positive results from stock selection. Within the sector, Svenska Cellulosa, the largest private European forest producer, was the largest relative contributor. During the period, margins substantially expanded due to higher selling prices and an improved profit mix resulting from the absence of its less profitable publication paper business, which was discontinued during the year. We see a unique opportunity in forestry assets, as forest owners are able to sell carbon credits while benefiting from higher demand for containerboard as a result of increasing e-commerce penetration.

How is the fund positioned?

We have positioned the portfolio to take advantage of peaking inflation as we believe inflation will moderate in the second half of the year, higher U.S. interest rates, and the coronavirus becoming endemic. While we have not yet reached this stage, we believe the recent moves by the U.S. Federal Reserve, data surrounding COVID-19 cases, and the resumption of economic activity foreshadow this “Goldilocks” environment, although we acknowledge that the timeline may be pushed out as a result of the conflict between Russia and Ukraine and the resulting inflationary shock.

At the end of April, the fund’s largest overweight positions were in the consumer discretionary and industrials and business services sectors, two areas with a mix of cyclical and secular traits that have what we feel are solid tailwinds heading into a post-pandemic world. Conversely, the fund’s largest underweight positions were in consumer staples and energy, where we see limited opportunities for accelerating returns at compelling valuations.

Over the six-month period, our allocation to communication services decreased the most. We moved from a significant overweight at the beginning of the period to a slight overweight by the end of April. This was mainly driven by fundamental, idiosyncratic reasons, as we eliminated several large positions in companies that did well for much of the pandemic but that we now felt are less likely to produce accelerating returns, including Walt Disney, Meta Platforms (parent company of Facebook), Netflix, and Sea. Increased competition in streaming and social media also factored into our decision-making. That being said, we still believe that the lasting behavioral effects from the coronavirus pandemic could accelerate the long-term trend of streaming video services taking share from traditional television and exacerbate the ongoing shift toward digital advertising. We remain focused on highly innovative, secular growers within the entertainment and internet services spaces that we believe are on the right side of change and are benefiting from accelerating popularity of digital media.

Conversely, our largest increase was in the materials sector. While we remain underweight in the sector due to broadly fewer opportunities for growth, the Russia-Ukraine crisis has contributed to increased demand and tightening supply in the sector, particularly in agricultural materials, where we added several high-quality names like Nutrien, FMC, and Sherwin-Williams. We also continue to own European paper producer and forest owner Svenska Cellulosa as we see a unique opportunity in forestry assets as forest owners are able to sell carbon credits while benefiting from higher demand for containerboard as a result of increasing e-commerce penetration.

Our regional weights are mostly driven by bottom-up, idiosyncratic investing. For instance, we increased our weighting in developed Europe; however, our exposure in Europe is idiosyncratic, as the majority of our holdings have significant business exposure outside of Europe and, thus, are not levered solely to European economies. Conversely, we reduced our exposure to Japan, developed Asia Pacific ex-Japan, and emerging markets. While we are underweight North America, it remains our largest regional allocation at approximately 60% of assets.

What is portfolio management’s outlook?

The last few years have presented unique challenges for markets, with the Russia-Ukraine conflict being the latest event for investors to negotiate. Our goal is to position our portfolio for the future. The Fed will likely continue its tightening path, and we expect to see the reopening of economies around the world as COVID-19 is increasingly treated as an endemic disease. We believe inflation will remain elevated in the near term but expect it to moderate in the second half of 2022 and beyond as the bottlenecks caused by the pandemic are removed. Longer term, we believe inflation will settle lower than in recent months but still at higher levels than before the pandemic.

The above is how we viewed the world before the Russian invasion of Ukraine, but the inevitable and necessary sanctions that have been implemented by the West have added complexity and a “shock on top of a shock.” What we know is that inflationary shocks like this almost always lead to deflation through the subsequent supply response and the slowing of demand. High prices force substitution, new relationships, accelerated investment, and changes in consumption. What are we investing in on behalf of clients? We believe that idiosyncratic stocks offer solid upside potential even in this challenging environment. We continue to like the expansion of travel and tourism, have been adding selectively to capital markets stocks that are beneficiaries of market volatility, and are looking to be carefully contrarian in select emerging markets, including China and Brazil. What are we avoiding? We are avoiding the extremes of the pandemic era in technology and the extremes of a commodity price rally that would seem unsustainable.

In the current market environment, we remain committed to our investment framework and to focusing on where we see improving economic returns in the future. Our strategy has always been built around a world that is changing. We embrace being carefully contrarian and are open-minded to new companies and ideas that we think will deliver value for our clients. At the same time, we want to stick to the fundamentals that have proved successful so far—identifying insights about improving economic returns in the future, being disciplined around what we pay for companies, embracing change, and using our imagination. Those are factors we believe will continue to deliver strong long-term results for our clients.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

BENCHMARK INFORMATION

Note: Portions of the mutual fund information contained in this report were supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: MSCI and its affiliates and third party sources and providers (collectively, “MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. Historical MSCI data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/22
Amazon.com, United States	5.6%
Charles Schwab, United States	4.9
Airbus, France	4.2
UnitedHealth Group, United States	3.8
London Stock Exchange, United Kingdom	3.6
MasterCard, United States	3.4
GE, United States	3.2
Amadeus IT, Spain	2.6
Daiichi Sankyo, Japan	2.3
Apple, United States	2.2
Microsoft, United States	2.2
Ferrari, Italy	2.1
T-Mobile US, United States	2.1
Alphabet, United States	1.9
Ashtead, United Kingdom	1.9
Derwent London, United Kingdom	1.8
Expedia, United States	1.8
Western Alliance Bancorp, United States	1.7
Eli Lilly and Co., United States	1.7
Tencent Holdings, China	1.7
Liberty Media Corp.–Liberty Formula One, United States	1.6
Taiwan Semiconductor Manufacturing, Taiwan	1.5
CME Group, United States	1.5
Signature Bank, United States	1.5
Exact Sciences, United States	1.5
Total	**62.3%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

April 30, 2022 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares	$ Value
BRAZIL 2.9%		
Common Stocks 2.9%		
B3	27,436,942	73,810
Magazine Luiza	54,832,222	54,788
XP, Class A (USD) (1)	1,785,700	43,946
Total Brazil (Cost $208,775)		**172,544**
CANADA 1.3%		
Common Stocks 1.3%		
Nutrien (USD)	456,300	44,831
Shopify, Class A (USD) (1)	72,908	31,119
Total Canada (Cost $87,692)		**75,950**
CAYMAN ISLANDS 0.2%		
Common Stocks 0.0%		
ANT International, Class C, Acquisition Date: 6/7/18, Cost $2,295 (USD) (1)(2)(3)	602,203	1,716
		1,716
Convertible Preferred Stocks 0.2%		
ByteDance, Series E, Acquisition Date: 7/8/19, Cost $2,858 (USD) (1)(2)(3)	57,979	9,106
		9,106
Total Cayman Islands (Cost $5,153)		**10,822**
CHINA 4.8%		
Common Stocks 4.8%		
Huazhu Group, ADR (USD)	2,430,143	73,488
JD.com, Lock-Up Shares, Class A (HKD) (1)	140,747	4,526
Kanzhun, ADR (USD) (1)	1,173,548	27,614
Meituan, Class B (HKD) (1)	3,371,500	72,239
Shanghai MicroPort MedBot Group (HKD) (1)(4)	1,370,000	4,838
Tencent Holdings (HKD)	2,125,700	100,173
Total China (Cost $352,287)		**282,878**

DENMARK 0.4%		
Common Stocks 0.4%		
Ascendis Pharma, ADR (USD) (1)	270,053	24,648
Total Denmark (Cost $24,722)		**24,648**
FRANCE 4.2%		
Common Stocks 4.2%		
Airbus	2,298,023	251,569
Total France (Cost $267,950)		**251,569**
GERMANY 1.5%		
Common Stocks 0.3%		
Infineon Technologies	665,625	18,892
		18,892
Preferred Stocks 1.2%		
Sartorius	182,324	68,359
		68,359
Total Germany (Cost $45,790)		**87,251**
INDIA 2.3%		
Common Stocks 2.3%		
Axis Bank (1)	8,286,787	78,266
HDFC Bank	3,389,200	60,647
Total India (Cost $84,154)		**138,913**
ITALY 3.3%		
Common Stocks 3.3%		
Ferrari (USD)	598,621	125,555
PRADA (HKD)	11,326,100	70,472
Total Italy (Cost $169,105)		**196,027**
JAPAN 4.1%		
Common Stocks 4.1%		
Daiichi Sankyo	5,396,100	135,868
Fancl	1,917,800	36,712

Harmonic Drive Systems (4)	1,438,100	36,372
Recruit Holdings	890,500	32,309
Total Japan (Cost $279,264)		**241,261**
NETHERLANDS 1.8%		
Common Stocks 1.8%		
Adyen (1)	9,949	16,687
ASML Holding (4)	154,502	87,686
Total Netherlands (Cost $58,736)		**104,373**
SPAIN 2.6%		
Common Stocks 2.6%		
Amadeus IT Group, Class A (1)	2,485,174	155,728
Total Spain (Cost $144,329)		**155,728**
SWEDEN 1.3%		
Common Stocks 1.3%		
Svenska Cellulosa, Class B	3,868,788	74,872
Total Sweden (Cost $47,342)		**74,872**
TAIWAN 1.5%		
Common Stocks 1.5%		
Taiwan Semiconductor Manufacturing	5,075,000	91,770
Total Taiwan (Cost $53,760)		**91,770**
UNITED KINGDOM 9.3%		
Common Stocks 9.3%		
Ashtead Group	2,143,988	110,860
Derwent London	2,819,768	106,987
Experian	2,313,017	79,879
London Stock Exchange Group	2,145,808	211,559
Trainline (1)	12,399,345	43,774
Total United Kingdom (Cost $522,216)		**553,059**

UNITED STATES 58.5%

Common Stocks 57.7%

Advanced Micro Devices (1)	505,841	43,260
Alphabet, Class A (1)	50,054	114,233
Amazon.com (1)	133,323	331,392
Apple	841,248	132,623
Atlassian, Class A (1)	63,747	14,332
Aurora Innovation, Acquisition Date: 3/1/19, Cost $1,103 (1)(3)	259,045	1,048
AvalonBay Communities, REIT	195,580	44,491
Bill.com Holdings (1)	30,572	5,219
Block, Class A (1)	446,167	44,411
Bright Horizons Family Solutions (1)	360,107	41,139
Canva, Acquisition Date: 8/16/21 - 12/17/21, Cost $11,369 (1)(2)(3)	6,670	9,105
Charles Schwab	4,379,164	290,470
CME Group	406,571	89,177
ConocoPhillips	286,100	27,328
Databricks, Acquisition Date: 7/24/20 - 8/28/20, Cost $4,929 (1)(2)(3)	102,638	17,026
Datadog, Class A (1)	62,248	7,518
DoorDash, Class A (1)	98,267	8,002
Eli Lilly	345,422	100,908
EOG Resources	236,600	27,625
Epic Games, Acquisition Date: 6/18/20 - 3/29/21, Cost $22,057 (1)(2)(3)	35,359	32,884
Equity Residential, REIT	541,533	44,135
Estee Lauder, Class A	237,717	62,772
Exact Sciences (1)	1,596,375	87,880
Expedia Group (1)	604,720	105,675
FMC	345,000	45,726
Freshpet (1)(4)	499,374	46,617
General Electric	2,557,642	190,672
HashiCorp, Class A (1)(4)	41,286	1,944
HubSpot (1)	38,434	14,583
Intuitive Surgical (1)	249,497	59,705
Liberty Media-Liberty Formula One, Class C (1)	1,570,112	97,865
Mastercard, Class A	548,348	199,259
Microsoft	474,802	131,767
MongoDB (1)	36,689	13,022
NIKE, Class B	593,690	74,033
Olaplex Holdings (1)	896,078	13,172
Pax Labs, Class A, Acquisition Date: 4/18/19, Cost $3,143 (1)(2)(3)	834,772	684
ROBLOX, Class A (1)	135,551	4,155

Sempra Energy	471,900	76,146
ServiceNow (1)	59,580	28,485
Sherwin-Williams	278,000	76,439
Signature Bank	363,048	87,948
Snap, Class A (1)	516,949	14,712
Snowflake, Class A (1)	30,229	5,182
Southwest Airlines (1)	1,392,700	65,067
Stripe, Class B, Acquisition Date: 5/18/21, Cost $2,609 (1)(2)(3)	65,013	2,670
T-Mobile U.S. (1)	994,514	122,464
Tesla (1)	28,941	25,201
Ultragenyx Pharmaceutical (1)	323,381	22,860
UnitedHealth Group	439,926	223,724
Verily Life Sciences, Series B, Acquisition Date: 1/23/19, Cost $1,402 (1)(2)(3)	11,378	1,005
Western Alliance Bancorp	1,326,667	100,973
		3,428,733
Convertible Preferred Stocks 0.8%		
ABL Space Systems, Series B, Acquisition Date: 3/24/21, Cost $7,106 (1)(2)(3)	157,791	10,729
ABL Space Systems, Series B-2, Acquisition Date: 10/22/21, Cost $8,274 (1)(2)(3)	121,690	8,274
Canva, Series A, Acquisition Date: 11/4/21 - 12/17/21, Cost $726 (1)(2)(3)	426	581
Canva, Series A-3, Acquisition Date: 11/4/21 - 12/17/21, Cost $82 (1)(2)(3)	48	65
Canva, Series A-4, Acquisition Date: 12/17/21, Cost $7 (1)(2)(3)	4	5
Databricks, Series F, Acquisition Date: 10/22/19, Cost $2,194 (1)(2)(3)	51,091	8,475
Databricks, Series G, Acquisition Date: 2/1/21, Cost $1,618 (1)(2)(3)	9,121	1,513
Databricks, Series H, Acquisition Date: 8/31/21, Cost $5,195 (1)(2)(3)	23,566	3,909
Freenome Holdings, Series B, Acquisition Date: 6/24/19, Cost $1,003 (1)(2)(3)	220,032	1,660
Freenome Holdings, Series C, Acquisition Date: 8/14/20, Cost $1,881 (1)(2)(3)	284,475	2,146
Freenome Holdings, Series D, Acquisition Date: 11/22/21, Cost $3,927 (1)(2)(3)	520,600	3,927
Waymo, Series A-2, Acquisition Date: 5/8/20, Cost $7,673 (1)(2)(3)	89,353	8,196
		49,480
Total United States (Cost $3,291,983)		**3,478,213**

The accompanying notes are an integral part of these financial statements.

April 30, 2022 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S. The fund has three classes of shares: the Global Stock Fund (Investor Class), the Global Stock Fund–Advisor Class (Advisor Class) and the Global Stock Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2022. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at April 30, 2022, totaled $(13,137,000) for the six months ended April 30, 2022.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Private Investments Issued by Special Purpose Acquisition Companies

Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (IPO). The fund may enter into a contingent commitment with a SPAC to purchase private investments in public equity (PIPE) if and when the SPAC completes its merger or acquisition. The fund maintains liquid assets sufficient to settle its commitment to purchase the PIPE. However, if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2022, the value of loaned securities was $85,412,000; the value of cash collateral and related investments was $91,054,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,764,185,000 and $4,100,147,000, respectively, for the six months ended April 30, 2022.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2022, the cost of investments for federal income tax purposes was $5,882,169,000. Net unrealized gain aggregated $148,615,000 at period-end, of which $790,227,000 related to appreciated investments and $641,612,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At April 30, 2022, the effective annual group fee rate was 0.28%. Effective November 1, 2019, Price Associates agreed to permanently waive a portion of the fund’s annual investment management fee in order to limit the fund’s management fees to 0.65% of the fund’s average daily net assets. This agreement can only be modified or terminated with approval by the fund’s shareholders. The fund has no obligation to repay fees waived under this arrangement. No management fees were waived under this arrangement for the six months ended April 30, 2022.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended April 30, 2022, expenses incurred pursuant to these service agreements were $53,000 for Price Associates; $555,000 for T. Rowe Price Services, Inc.; and $89,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of April 30, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 1,306,028 shares of the I Class, representing 3% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended April 30, 2022, this reimbursement amounted to $137,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict. Economic sanctions have since been imposed on Russia and certain of its citizens, including the exclusion of Russia from the SWIFT global payments network. As a result, Russian-related stocks and debt have since suffered significant declines in value. The duration of the coronavirus outbreak and the Russian-Ukraine conflict, and their effects on the financial markets, cannot be determined with certainty. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring these events.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Adviser

The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund

The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays a fee to the Adviser for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses

The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) actual management fees and total expenses of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group and Advisor Class Expense Group) and second quintile (Expense Universe), and the fund’s total expenses ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract

As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	June 16, 2022